Vessels	12 Months Ended
Dec. 31, 2018
Vessels [Abstract]
Vessels

4.Vessels

Acquisitions

In 2018, there were no vessel acquisitions. During 2017, the Company acquired its newbuild VLCC tanker Hercules I for $101,208, the newbuild aframaxes Marathon TS, Sola TS, Oslo TS, Stavanger TS and Bergen TS for $294,494 in total and the newbuild shuttle tanker Lisboa for $108,492.

Sales

On April 11, 2018, the Company sold the VLCC Millennium, for net proceeds of $17,136, realizing a net loss of $364. The loss from the sale of the vessel is separately reflected in the accompanying Consolidated Statement of Comprehensive (Loss) Income.

There were no vessel sales in 2016 or, other than the transactions described below in 2017.

Sale and Leaseback

On December 21, 2017, the Company entered into a five-year sale and leaseback agreement for each of the two suezmaxes previously classified as Held for Sale, Eurochampion 2004 and Euronike. The agreed net sale price was $32,600 each. There was a total loss on sale of the vessels of $3,860, which was recorded in the fourth quarter of 2017. Under these leaseback agreements, there is a seller’s credit of $6,500 each on the sales price that becomes immediately payable to the Company by the owners at the end of the five-year charter or upon sale of the vessels during the charter period. The leaseback agreements include three, one-year option periods, following completion of the initial five-year charters. The Company analyzed the classification of the leaseback agreements based on the primary lease classification criteria and the supplemental indicators in ASC 840, and determined that these agreements qualified as operating leases.

Charter hire expense

As at December 31, 2018, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $43,022, comprised of $10,822 (2019), $10,852 (2020), $10,822 (2021), and $10,526 (2022). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the term of the charters.

Impairment

As of December 31, 2018, the Company reviewed the carrying amount in connection with the estimated recoverable amount and the probability of sale for each of its vessels and vessels under construction. This review indicated that such carrying amount was not fully recoverable for five of the Company’s vessels; Silia T, Byzantion, Bosporos, Selini, Salamina plus an advance for a construction later abandoned. Consequently, the carrying value of these vessels and the advance for a vessel under construction, totaling $150,465, has been written down to $84,500, based on Level 2 inputs of the fair value hierarchy, as determined by management taking into consideration valuations from independent marine valuers (Note 14(c)).  The resulting impairment charge was $65,965 and is reflected in the accompanying Consolidated Statements of Comprehensive (Loss) Income. In 2017, there was an impairment charge of $8,922 relating to the vessels Silia T and Millennium. In 2016, there were no impairment charges.